CSFB 05-5

Group 14

Pay rules

1.

Pay according to the aggregate PAC schedule A as follows:

a.

Pay according to the aggregate PAC schedule B as follows:

i.

Pay the 14P1 until retired

b.

Pay sequentially as follows:

i.

Pay pro-rata to the 14P2, 2A15, 2A16 until retired

ii.

Pay the 14P3 until retired

iii.

Pay the 14Z1 until retired

c.

Pay disregarding the aggregate PAC schedule B as follows:

i.

Pay the 14P1 until retired

2.

Pay the 14C1 until retired

3.

Pay according to the aggregate PAC schedule A as follows:

a.

Pay according to the aggregate PAC schedule B as follows:

i.

Pay the 14P1 until retired

b.

Pay sequentially as follows:

i.

Pay pro-rata to the 14P2, 2A15, 2A16 until retired

ii.

Pay the 14P3 until retired

iii.

Pay the 14Z1 until retired

c.

Pay disregarding the aggregate PAC schedule B as follows:

i.

Pay the 14P1 until retired

Notes

Accrual rules:

Pay the 14Z1 accrual amount sequentially as follows:

1.

Pay pro-rata to the 14P2, 2A15, 2A16

2.

Pay the 14P3

3.

Pay the 14Z1

Floater Bonds

2A15– 0 day delay, 1ML + .40%, 6.00% Cap, 0.40% Floor, Initial Libor – 3.09%

2A16– 0 day delay, 1ML + .40%, 6.25% Cap, 0.40% Floor, Initial Libor – 3.09%

Inverse IO Bonds:

14I1 – 0 day delay, 5.60% - 1ML, 5.60% Cap, 0% Floor, Initial Libor – 3.09%

14I2 – 0 day delay, 5.85% - 1ML, 5.85% Cap, 0% Floor, Initial Libor – 3.09%

Notional Balance:

14I1=2A15

14I2=2A16

Pxing Speed = 300PSA

Settlement = 5/31/05